LAZARD RETIREMENT SERIES, INC.

                      LAZARD RETIREMENT SMALL CAP PORTFOLIO

                   Supplement to Prospectus dated May 1, 2001



The following supplements the information in the "Principal Portfolio Managers" section:

Herbert W. Gullquist and Patrick M. Mullin are the principal persons who are primarily responsible for the day-to-day management of the assets of Small Cap Portfolio.


March 13, 2002